                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       -----------------------------------

                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:   DECEMBER 30, 1998




PRIME COMPANIES, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                Delaware                          52-2031531
         ------------------------------------------------------------
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        155 Montgomery St. Suite 406, San Francisco, Ca 94104
       ----------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)



                                (415) 398-4242
                               -----------------
             (Registrant's telephone number, including area code)


Item 4. Change in Registrant's Certifying Accountant

     Effective December 16, 1998, Gilbert and Company, the
Registrant's Certifying Accountant for the past two fiscal years, were dismissed. On December 16, 1998, Hein & Associates LLP, Certified Public Accountants, were engaged to serve as the Registrant's new auditors. The selection of Hein & Associates LLP, was approved by the Audit Committee of the Registrant's Board of Directors. There was no consultation regarding accounting policy or procedures with Hein & Associates LLP prior to their engagement.

   Gilbert and Company's reports have not contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Gilbert and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years and from December 31, 1997 to the date of dismissal. Gilbert and Company has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist. Nor has Gilbert and Company advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management. Gilbert and Company has not advised the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements), or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements. Nor has Gilbert and Company advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of e! ! ither (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). Nor has Gilbert and Company advised the Registrant of any other reportable event.

     The Registrant has provided Gilbert and Company with a copy of the disclosure contained herein and has requested that Gilbert and Company provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the disclosure. Gilbert and Company has provided such a letter, which is attached hereto as an Exhibit to this Current Report on Form 8-K.

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Item 7.   Financial Statements and Exhibits.

     (C)  Exhibits

     16.1 Letter re Change in Certifying Accountant of Gilbert and Company ---- ------------------------------------------------dated December 21, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)




                                   /s/ David L. Lefkowitz
                                   -----------------------------
                                   David L. Lefkowitz
                                   President
Date:       12/30/98
------------------


                                      4
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
16.1      Letter re Change in Certifying Accountant of Gilbert and Company
    dated December 21, 1998.


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